Offerings - Offering: 1	Feb. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 180,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 24,858.00
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based on the Registrant's offer to purchase up to $180,000,000.00 in value of shares of common stock, par value $0.001 per share. Calculated at $138.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, as modified by Filing Fee Rate Advisory for Fiscal Year 2026, issued August 25, 2025. The transaction valuation set forth above was calculated for the sole purpose of determining the filing fee and should not be used for any other purpose.